                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy        [_]  Confidential, for Use of the Commission Only
  Statement
                                   (as Permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                         INFONET SERVICES CORPORATION
               (Name of Registrant as Specified In Its Charter)

                                      N/A
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1) Title of each class of securities to which transaction applies:

   (2) Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:

   (2) Form, Schedule or Registration Statement No.:

   (3) Filing Party:

   (4) Date Filed:

   Notes:

[LOGO] INFONET

                         INFONET SERVICES CORPORATION

                                 July 29, 2002

Dear Stockholder:

   You should have received your Proxy Statement dated July 8, 2002 regarding the 2002 annual meeting of stockholders of Infonet Services Corporation, or Annual Meeting, to be held on August 19, 2002 at 10:00 a.m., local time, at the Ritz-Carlton, Marina del Rey located at 4375 Admiralty Way, Marina del Rey, California 90292. This letter is intended to inform you of recent developments which have arisen since the date of the Proxy Statement concerning our proposed board composition and is accompanied by a proxy supplement and updated proxy card, which together supplement and amend the Proxy Statement to incorporate these recent developments. Whether or not you plan to attend the Annual Meeting and whether or not you have already submitted a proxy card, please carefully read the contents of this letter and the accompanying proxy supplement.

   As described more completely in the Proxy Statement, the terms of our stockholders agreement allow each Class A stockholder that holds at least 14,950,000 shares of our Class A common stock to designate one person to serve on our Board of Directors. Since the filing of our Proxy Statement, we have received correspondence from Telia AB, one of our Class A stockholders that holds at least 14,950,000 shares of Class A common stock, requesting that its designee for election to our Board of Directors at the Annual Meeting be changed from Morgan Ekberg (our current director and a nominee described in the Proxy Statement) to Per-Eric Fylking (the nominee described in the enclosed proxy supplement). We have also been informed by Mr. Ekberg that, in accordance with Telia AB's request, he does not wish to serve as a director following expiration of his present term.

   Our Board of Directors has considered the request of Telia AB and has determined to withdraw its nomination of Mr. Ekberg, and instead to nominate Mr. Fylking, for election to our Board of Directors at the Annual Meeting. In this regard, please find enclosed a proxy supplement, which supplements the Proxy Statement with the appropriate information regarding Mr. Fylking, and an updated green proxy card, which lists Per-Eric Fylking as a nominee for the Board of Directors instead of Morgan Ekberg.

   If you have already submitted a proxy card, it is important that you carefully review the enclosed proxy supplement to understand the consequences of failing to submit the updated green proxy card included in this mailing. Whether or not you plan to attend the Annual Meeting, we hope that you will complete and return the updated green proxy card in the enclosed envelope as promptly as possible. If you attend the Annual Meeting, you may, if you wish, withdraw your proxy and vote in person.

   We apologize for any inconvenience or confusion caused by this supplemental mailing, and we thank you for your attention to these matters.

                                          Sincerely,

                                          /s/ Jose A. Collazo
                                          JOSE A. COLLAZO
                                          Chairman of the Board, CEO and
                                            President

[LOGO] INFONET
                            2160 East Grand Avenue
                             El Segundo, CA 90245

                               -----------------

                              PROXY SUPPLEMENT TO
                      PROXY STATEMENT DATED JULY 8, 2002

                               -----------------

                      FOR ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 19, 2002

   This Proxy Supplement supplements and amends the Proxy Statement, dated July 8, 2002, or the Proxy Statement, of Infonet Services Corporation, a Delaware corporation, for its annual meeting of stockholders, or the Annual Meeting, to be held on August 19, 2002 at the Ritz Carlton, Marina Del Rey located at 4375 Admiralty Way, Marina del Rey, California 90292 at 10:00 a.m., local time.

   The Proxy Statement sets forth the following proposals to be considered and voted upon by the stockholders at the Annual Meeting:

    1. To elect nine directors to serve until the Annual Meeting of stockholders in the year 2003 and until their successors are duly elected and qualified;

    2. To ratify the appointment of Deloitte & Touche LLP as our independent auditor for the fiscal year ending March 28, 2003; and

    3. To transact any other business that properly comes before the meeting or any adjournment(s) or postponement(s) of the Annual Meeting.

   This Proxy Supplement supplements and amends information relating to Proposal 1, the election of directors. Except as supplemented and amended below, the Proxy Statement is unchanged. All capitalized terms used in this Proxy Supplement and not otherwise defined shall have the meanings ascribed to them in the Proxy Statement. This Proxy Supplement is being mailed on or about July 29, 2002 to holders of record of our Common Shares as of the close of business on June 27, 2002, the record date for determining the holders of record entitled to notice and to vote at the Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

   The information relating to Nominees for Director on pages 3 through 5 of the Proxy Statement is hereby amended and supplemented by (1) removing Morgan Ekberg as a nominee for election to the Board of Directors at the Annual Meeting and (2) adding Per-Eric Fylking as a nominee for election to the Board of Directors, together with his title, age, a description of his relevant business experience and his ownership of Common Shares:

                    Name       Age              Title
              Per-Eric Fylking 63  Director, Common Shares nominee

   Per-Eric Fylking retired from Telia AB, a Swedish telecommunications company and one of our major stockholders, in 2000. From 1995 to 2000, he was the head of mergers and acquisitions for, and a director of, Telia AB. Since his retirement, Mr. Fylking has been engaged as an independent business consultant by various companies, including Telia AB.

   Since the filing of our Proxy Statement we received correspondence from Telia AB requesting that its designee for election to our Board of Directors be changed from Mr. Ekberg to Mr. Fylking. Additionally, Mr. Ekberg has informed us that, in accordance with Telia AB's request, he does not wish to serve as a director following expiration of his present term. Accordingly, Mr. Fylking has been nominated to the Board of Directors, pursuant to our stockholders agreement, by Telia AB. Mr. Fylking has consented to be named in this Proxy Supplement and to serve as a director if elected. Mr. Fylking has informed us that he has no family relationships with any of the other director nominees or with any of our executive officers. Mr. Fylking does not beneficially own any Common Shares.

   Assuming Mr. Fylking is elected at the Annual Meeting, we anticipate that Mr. Fylking will replace Morgan Ekberg as a member of our compensation committee.

   With the addition of Mr. Fylking, and the removal of Mr. Ekberg, as a director nominee, the seven Common Shares nominees for election to the Board of Directors at the Annual Meeting are: Jose A. Collazo, Douglas C. Campbell, Eric
M. deJong, Per-Eric Fylking, Yuzo Mori, Hanspeter Quadri and Jose Manuel Santero Munoz, and the two Class B common share nominees are Timothy P. Hartman and Matthew J. O'Rourke.

Vote Required and Board Recommendation

   Common Shares nominees. The seven Common Shares nominees, including Mr. Fylking, will be elected by a favorable vote of a plurality of all Common Share votes cast at a meeting at which a quorum is present. For purposes of the election of the Common Shares nominees, abstentions and broker non-votes of Common Shares will count toward calculation of a quorum but will not be counted as votes cast and will have no effect on the results of the vote.

   Class B common share nominees. The two Class B common share nominees will be elected by a favorable vote of a plurality of all Class B common share votes cast at a meeting at which a quorum is present. For purposes of the election of the Class B common share nominees, abstentions and broker non-votes of Class B common shares will count toward calculation of a quorum but will not be counted as votes cast and will have no effect on the results of the vote.

   The Board unanimously recommends a vote "FOR" the election of each of the director nominees to serve until the annual meeting of stockholders to be held in the year 2003 and until their successors are duly elected and qualified.

YOUR VOTE

   As a result of the change in nominees, we will have two proxy cards in existence that relate to the Annual Meeting: the white proxy card that was originally mailed to you with the Proxy Statement (the "Original Proxy Card") and the updated green proxy card that is attached to this Proxy Supplement (the "Updated Proxy Card"). For purposes of determining the election of the Board of Directors, we will treat Original Proxy Cards and Updated Proxy Cards as follows:

       If you submit the Updated Proxy Card. We strongly encourage you to submit an Updated Proxy Card, whether or not you have submitted the Original Proxy Card. If you have already submitted the Original Proxy Card, a timely submitted Updated Proxy Card will revoke your previously submitted proxy card and will be voted in accordance with your instructions on the Updated Proxy Card. If you have not previously submitted the Original Proxy Card, a timely submitted Updated Proxy Card will be voted in accordance with your instructions on the Updated Proxy Card. Please carefully read the Proxy Statement, the Proxy Supplement and the instructions on the Updated Proxy Card before submitting the Updated Proxy Card.

       If you submitted an Original Proxy Card and do not submit the Updated Proxy Card. If you submitted an Original Proxy Card, you are not required to take any action, although we strongly encourage you to complete and submit the enclosed Updated Proxy Card. If you do not return an Updated Proxy Card, your Original Proxy Card will count toward calculation of a quorum and will be voted in accordance with your instructions on all proposals except the election of Mr. Ekberg. Your Original Proxy Card will not be counted as a vote cast or withheld for the election of either Mr. Ekberg or Mr. Fylking and will have no effect on the results of the vote to elect Mr. Fylking.

   The Common Shares represented by all properly executed proxies returned to us will be voted at the Annual Meeting as instructed or, if no instruction is given, (i) all properly executed proxies on an Original Proxy Card will be voted FOR all director nominees, except Mr. Fylking, and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent auditor for the fiscal year ending March 28, 2003, and (ii) all properly executed proxies on an Updated Proxy Card will be voted FOR all nine director nominees, including Mr. Fylking, and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent auditor for the fiscal year ending March 28, 2003.

   For further information relating to the Annual Meeting, please refer to the Proxy Statement. If you need another copy of the Proxy Statement, please contact our Investor Relations department at (310) 335-2600 and a copy will be mailed to you at no cost. In addition, you may view copies of the Proxy Statement on the SEC's EDGAR database, located on its website at www.sec.gov.

   NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE PROXY STATEMENT OR THIS PROXY SUPPLEMENT. IF ANY REPRESENTATION OR INFORMATION IS GIVEN OR MADE, YOU MUST NOT RELY ON THAT INFORMATION AS HAVING BEEN AUTHORIZED BY US AND THE DELIVERY OF THIS PROXY SUPPLEMENT UNDER NO CIRCUMSTANCES SHALL CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF INFONET SINCE THE DATE HEREOF.

                            YOUR PROXY IS IMPORTANT
                    WHETHER YOU OWN FEW OR MANY SHARES, AND
             WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING

       Please date, sign and mail the enclosed Updated Proxy Card today.

                                  UPDATED PROXY

     This proxy contains UPDATED information relating to the election of the board of directors of Infonet Services Corporation, a Delaware corporation, as more completely described in Infonet Services Corporation's Proxy Supplement dated July 29, 2002, and is intended to supercede, or be used in place of, the proxy previously mailed on July 15, 2002 with Infonet Services Corporation's Proxy Statement dated July 8, 2002.

            THIS UPDATED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
        DIRECTORS PURSUANT TO THE PROXY STATEMENT DATED JULY 8, 2002 AND
                    THE PROXY SUPPLEMENT DATED JULY 29, 2002.

     The undersigned stockholder of Infonet Services Corporation hereby revokes any proxy heretofore given, and hereby appoints Jose A. Collazo and Paul A. Galleberg, and each or either of them as proxies, with full power of substitution or resubstitution, to represent the undersigned and to vote all shares of common stock of Infonet Services Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Infonet Services Corporation to be held on August 19, 2002 and any and all adjournments thereof in the manner specified. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

     IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY AND THAT YOUR SHARES BE REPRESENTED. STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED UPDATED PROXY IN THE ENVELOPE PROVIDED.

          (Continued and to be dated and signed on the reverse side.)

                                                    Infonet Services Corporation

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE NOMINEES LISTED BELOW AND "FOR" PROPOSAL 2.

                                                          Please mark    [X]
                                                           your votes
                                                          as indicated
                                                         in this example

The Board of Directors recommends a vote FOR the nominees listed below.

Proposal 1: Election of Directors:

     FOR all nominees          WITHHOLD AUTHORITY*
      listed below           to vote for all nominees
                                  stricken below
         [_]                           [_]

COMMON SHARE NOMINEES:              CLASS B COMMON SHARE NOMINEES:
  01 Jose A. Collazo                  08 Timothy P. Hartman
  02 Douglas C. Campbell              09 Matthew J. O'Rourke
  03 Eric M. de Jong
  04 Per-Eric Fylking
  05 Yuzo Mori
  06 Hanspeter Quadri
  07 Jose Manuel Santero Munoz
*(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME ABOVE.)



The Board of Directors recommends a vote FOR the ratification of the appointment of the independent auditor.


Proposal 2: Ratification of the appointment of the Independent Auditor.

             FOR     AGAINST     ABSTAIN
             [_]       [_]         [_]

CHANGE OF ADDRESS AND/OR COMMENTS                                    [_]
MARK HERE

(PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE
ENCLOSED POSTAGE PREPAID ENVELOPE.)



By checking the box to the right, I consent to future delivery of    [_]
annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services
LLC, and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.

Signature_________________ Signature_____________________ Date________________

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, or other representative please give full title. If more than one trustee, all should sign. All joint owners should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

   You may contact our transfer agent as follows:

           Mellon Investor Services LLC
           PO Box 3315
           South Hackensack, New Jersey 07606
           In the U.S. dial: 1-800-356-2017
           Outside the U.S. dial: 201-329-8660
           TDD for Hearing Impaired: (800) 231-5469 website address: www.melloninvestor.com